UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2017

DELEK US HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32868 (Commission File Number)	52-2319066 (IRS Employer Identification No.)

7102 Commerce Way Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip Code)

Registrant's telephone number, including area code: (615) 771-6701

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01        Other Events.

On May 31, 2017, Delek US Holdings, Inc., a Delaware corporation (“Delek”) and Alon USA Energy, Inc., a Delaware corporation (“Alon”), issued a joint press release announcing that, in connection with the proposed merger transaction between Delek and Alon, the registration statement on Form S-4 has been declared effective by the Securities and Exchange Commission (“SEC”) and that each of Alon and Delek has filed a definitive proxy statement with the SEC for the special meeting of their respective stockholders to vote on the previously announced merger transactions.

The full text of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01        Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

99.1     Joint press release issued by Delek US Holdings, Inc. and Alon USA Energy, Inc. dated May 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2017	DELEK US HOLDINGS, INC.

/s/ Assaf Ginzburg
Name: Assaf Ginzburg
Title: EVP / Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description

99.1        Joint press release issued by Delek US Holdings, Inc. and Alon USA Energy, Inc. dated May 31, 2017.